Exhibit 99.1

Intelligent Bio Solutions Secures 8 New Customers with a Combined Workforce of Over 10,000 Employees Two Months into Product Launch in Australia

NEW YORK, August 01, 2023 – Intelligent Bio Solutions Inc. (“Intelligent Bio Solutions,” “INBS” or the “Company”) (Nasdaq: INBS), a medical technology company delivering intelligent, rapid, non-invasive testing solutions, today announced it has secured 8 new customers across various locations throughout Australia, which collectively employ over 10,000 individuals, within just two months of launching its Intelligent Fingerprinting Drug Screening System in Australia.

Since the Company’s entry into the Australian market with its Intelligent Fingerprinting Drug Screening System, the dedicated efforts of the sales force have resulted in the addition of 8 new customers across the Mining, Aviation, Construction, Manufacturing, and Agriculture industries. The thriving market expansion in Australia highlights the growing demand for alternative screening solutions across multiple sectors, particularly those in which maintaining workplace safety is critical.

“Our rapidly expanding customer footprint across the region is a testament to our innovative technology and the quality and value of our drug screening solution,” said Harry Simeonidis, President and Chief Executive Officer of Intelligent Bio Solutions. “We remain focused on advancing this growth and delivering a convenient and dignified alternative that continues to meet the screening needs of businesses across Australia.”

About Intelligent Bio Solutions Inc.

Intelligent Bio Solutions Inc. (the “Company”) (Nasdaq: INBS) is a medical technology company delivering intelligent, rapid, non-invasive testing solutions. The Company believes that its Intelligent Fingerprinting Drug Screening System will revolutionize portable testing through fingerprint sweat analysis, which has the potential for broader applications in additional fields. This hygienic, and cost-effective system is designed to screen for recent use of drugs commonly found in the workplace, including opioids, cocaine, methamphetamine, and cannabis. With sample collection in seconds and results in under ten minutes, this technology would be a valuable tool for employers in safety-critical industries. Additionally, the Company’s biosensor platform has the potential to test for up to 130 indications, ranging from glucose to immunological conditions and communicable diseases. The Company’s current customer segments include construction, manufacturing and engineering, transport and logistics firms, drug treatment organizations, and coroners.

For more information, visit: http://www.ibs.inc/

Forward-Looking Statements:

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, Intelligent Bio Solutions Inc.’s ability to develop and commercialize its diagnostic tests, realize commercial benefit from its partnerships and collaborations, and secure regulatory approvals, among others. Although Intelligent Bio Solutions Inc. believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Intelligent Bio Solutions Inc. has attempted to identify forward-looking statements by terminology, including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,’’ “potential,’’ “may,’’ “could,’’ “might,’’ “will,’’ “should,’’ “approximately’’ or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, included in Intelligent Bio Solutions’ public filings filed with the Securities and Exchange Commission. Any forward-looking statements contained in this release speak only as of its date. Intelligent Bio Solutions undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Company Contact:

Intelligent Bio Solutions Inc.

info@ibs.inc

Media Contact:

Cheryl Billson

Comma Communications

cheryl.billson@commacomms.com

Investor Contact:

Valter Pinto

KCSA Strategic Communications

INBS@kcsa.com